SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

PECO II, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-31283	34-1605456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1376 State Route 598, Galion, Ohio	44833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 468-7600

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated August 13, 2003.

99.2	Transcript of PECO II, Inc. August 13, 2003 earnings conference call.

Item 12.	Results of Operations and Financial Conditions.

On August 13, 2003, PECO II, Inc. issued a press release relating to the Company’s earnings for the second quarter of 2003. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.

On August 13, 2003, PECO II, Inc. held an earnings conference call to discuss its second quarter 2003 results, which provided details not included in previously issued reports. A copy of the transcript of such conference call is furnished with this current report on Form 8-K as Exhibit 99.2

The information, contained herein, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, Inc.

Date:	August 15, 2003	By:	/S/ JAMES L. GREEN
James L. Green President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release, dated August 13, 2003.
99.2	PECO II, Inc. Second - Quarter 2003 Conference Call Agust 13, 2003, 10:00a.m. ET